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                                                                     EXHIBIT 4.7

                  SECOND AMENDMENT AND WAIVER dated as of April 28, 2003 (this
            "Amendment"), to the Amended and Restated Credit Agreement dated as of July 25, 1997, as amended and restated as of March 29, 2001 (as heretofore amended, the "Credit Agreement"), among GRUPO IUSACELL CELULAR, S.A. de C.V., formerly known as Grupo Iusacell, S.A. de C.V. (the "Borrower"), the LENDERS party thereto (the "Lenders"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan
            Bank), as Administrative Agent and Collateral Agent (the "Agent").

            WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be amended in the manner and for the limited period provided in this Amendment, and the undersigned Lenders, constituting the Required Lenders, are willing to agree to such amendment on the terms hereinafter set forth.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. Defined Terms. (a) Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

            (b) As used in this Amendment:

            "Termination Date" means the first to occur of (a) May 22, 2003, (b) any date on which there shall occur or come to the attention of the Agent or any Lender (i) any Default or Event of Default other than (x) a Default or Event of Default waived pursuant to Section 2, (y) a Default or Event of Default referred to in the letter of the Agent to the Borrower dated March 12, 2003 (or communicated in writing to the Agent on or prior to the date hereof), to the extent not effectively cured (any such Default or Event of Default referred to in this clause (y), to the extent not effectively cured, being called a "Designated Default"), or (z) a Default or Event of Default that results from any cross default resulting from the failure to pay Indebtedness or (ii) any default in the performance of any obligation of the Borrower under this Amendment, and (c) any date on which any holder of Material Indebtedness of the Borrower, Holdings or any subsidiary of the Borrower or Holdings accelerates or purports to accelerate the maturity of such Material Indebtedness or attaches or otherwise realizes on, or takes any action to effect an attachment of or other realization on, any assets of the Borrower, Holdings or any subsidiary of the Borrower or Holdings, or exercises or purports to exercise any other remedy that would be available to it, in each case as a result of any default in respect of such Material Indebtedness.

            2. Limited Amendment and Waiver. (a) Section 6.12(a) of the Credit Agreement is hereby amended, solely for the period commencing on the Amendment Effective Date (as defined in Section 6) and ending on the Termination Date, by deleting the ratio "2.50x" and replacing it with "2.70x" (it being understood that the definitions of
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      all terms used in Section 6.12(a) shall remain in full force and effect as set forth in the Credit Agreement).

            (b) The undersigned Lenders hereby waive, solely for the period commencing on the Amendment Effective Date and ending on the Termination Date, any Event of Default existing exclusively under Section 6.12(a) of the Credit Agreement that would not have existed had the amendment provided for in paragraph (a) above been effective on and as of March 31, 2003, and each Designated Default.

            (c) On the Termination Date, the amendment provided for in paragraph
(a) of this Section 2 and the waiver provided for in paragraph (b) of this
Section 2 shall expire and be of no further force or effect, the ratio "2.70x" in Section 6.12(a) shall be deleted and replaced with the ratio "2.50x" with retroactive effect to the date hereof and the Lenders shall have all rights and remedies to which they would have been entitled had this Amendment and Waiver never become effective.

            (d) On or prior to May 22, 2003, the Lenders party to this Amendment will, on the basis of their evaluation of progress toward a workable restructuring plan for the Borrower and the Parent, consider granting an extension of the Termination Date in their sole and absolute discretion.

            3. Effect of Amendment and Waiver. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders or the Agent under the Credit Agreement, as amended and waived hereby, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as temporarily amended and waived hereby, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended and waived hereby, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

            4. Agreements of the Borrower. The Borrower hereby covenants and agrees as follows:

            (a) During the period from the date hereof through June 30, 2003, the Borrower will not, and will not permit any of its subsidiaries to, make any Restricted Payment (including any Restricted Payment that would otherwise be permitted under clauses (i) through (iv) of Section 6.08(a) of the Credit Agreement), loan or advance to, or repay any loan or advance from, any Affiliate (other than the Borrower or a subsidiary of the Borrower).
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            (b) During the period from the date hereof through June 30, 2003, the Borrower or any subsidiary of the Borrower shall make any payment or prepayment in respect of the principal of any Indebtedness for borrowed money, other than any rental payment under any capital or operating lease, if and only if it shall simultaneously prepay a proportionate amount of the outstanding Tranche A Loans and Tranche B Loans.

            (c) The Borrower will deliver to the Agent and the Lenders as promptly as practicable and in any event by May 15, 2003, a business plan in reasonable detail and a report on the progress made toward the formulation of a restructuring plan acceptable to the Borrower and the principal shareholders of the Parent.

            Each covenant and agreement set forth in this Section 4 shall be deemed for all purposes of the Credit Agreement to be a covenant contained in
Article VI of the Credit Agreement (it being understood that no grace period shall apply in the event of any noncompliance by the Borrower and its subsidiaries with the covenants set forth in this Section 4).

            5. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:

            (a) After giving effect to the amendment and waiver set forth in
Section 2, no Default or Event of Default has occurred and is continuing.

            (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended and waived by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            (c) The officers of the Borrower executing this Amendment have the authority to do so, as evidenced by a notarized power of attorney delivered on the date hereof to the Agent and satisfactory to the Agent.

            6. Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") when (a) the Agent shall have received (i) counterparts hereof duly executed and delivered by the Borrower and the Required Lenders and (ii) the notarized power of attorney referred to in Section 5(c) and
(b) the Borrower shall have paid all amounts due and payable under the Credit Agreement and not yet paid, including all out-of-pocket expenses of the Agent (including fees and disbursements of Mexican and United States counsel) for which invoices have been submitted.

            7. Expenses. The Borrower agrees to reimburse the Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment,
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including the reasonable and documented fees, charges and disbursements of
Cravath, Swaine & Moore LLP, United States counsel for the Agent and Ritch, Heather y Mueller, S.C., Mexican counsel for the Agent, and Alvarez & Marsal, Inc., financial advisor to the Lenders.

            8. GOVERNING LAW; COUNTERPARTS. (A) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

            (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            9. Submission to Jurisdiction. (a) Each of the parties hereto hereby irrevocably and unconditionally submits to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and to the courts of its own corporate domicile in respect of actions brought against it as a defendant in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right to which it may be entitled on account of place of residence or domicile.

            (c) The Borrower hereby irrevocably designates, appoints and empowers CT Corporation as its process agent to receive for and on its behalf service of process in New York in any legal action or proceeding with respect to any Loan Document. It is understood that a copy of any such process served on such process agent shall be promptly forwarded by air mail by the person commencing such proceeding to the Borrower at its address specified in the Credit Agreement, but the failure of the Borrower to receive such copy shall not affect in any way the service of such process as aforesaid.
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            (d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in the Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              GRUPO IUSACELL CELULAR, S.A. de C.V.,

                                by
                                     -------------------------------------------
                                     Name:
                                     Title:

                                by
                                     -------------------------------------------
                                     Name:
                                     Title:

                              JPMORGAN CHASE BANK, individually and as Administrative Agent,

                                by
                                     -------------------------------------------
                                     Name:
                                     Title:
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                                                             SIGNATURE PAGE to
                                                   SECOND AMENDMENT AND WAIVER
                                                    dated as of April 28, 2003
                                       to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                         AMENDED AND RESTATED CREDIT AGREEMENT


                  To approve the Second Amendment and Waiver:


                  Name of Institution:
                                      ----------------------------------------


                                  by
                                     -------------------------------------------
                                     Name:
                                     Title:
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                                                                               6


                                                             SIGNATURE PAGE to
                                                   SECOND AMENDMENT AND WAIVER
                                                    dated as of April 28, 2003
                                       to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                         AMENDED AND RESTATED CREDIT AGREEMENT


                  To approve the Second Amendment and Waiver:


                  Name of Institution:
                                      ----------------------------------------


                                  by
                                     -------------------------------------------
                                     Name:
                                     Title:
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                                                                               6


                                                             SIGNATURE PAGE to
                                                   SECOND AMENDMENT AND WAIVER
                                                    dated as of April 28, 2003
                                       to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                         AMENDED AND RESTATED CREDIT AGREEMENT


                  To approve the Second Amendment and Waiver:


                  Name of Institution:
                                      ----------------------------------------


                                  by
                                     -------------------------------------------
                                     Name:
                                     Title:
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                                                                               6


                                                             SIGNATURE PAGE to
                                                   SECOND AMENDMENT AND WAIVER
                                                    dated as of April 28, 2003
                                       to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                         AMENDED AND RESTATED CREDIT AGREEMENT


                  To approve the Second Amendment and Waiver:


                  Name of Institution:
                                      ----------------------------------------


                                  by
                                     -------------------------------------------
                                     Name:
                                     Title:

                                                             SIGNATURE PAGE to
                                                   SECOND AMENDMENT AND WAIVER
                                                    dated as of April 28, 2003
                                       to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                         AMENDED AND RESTATED CREDIT AGREEMENT


                  To approve the Second Amendment and Waiver:


                  Name of Institution:
                                      ----------------------------------------


                                  by
                                     -------------------------------------------
                                     Name:
                                     Title:

                                                             SIGNATURE PAGE to
                                                   SECOND AMENDMENT AND WAIVER
                                                    dated as of April 28, 2003
                                       to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                         AMENDED AND RESTATED CREDIT AGREEMENT


                  To approve the Second Amendment and Waiver:


                  Name of Institution:
                                      ----------------------------------------


                                  by
                                     -------------------------------------------
                                     Name:
                                     Title:

                                                             SIGNATURE PAGE to
                                                   SECOND AMENDMENT AND WAIVER
                                                    dated as of April 28, 2003
                                       to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                         AMENDED AND RESTATED CREDIT AGREEMENT


                  To approve the Second Amendment and Waiver:


                  Name of Institution:
                                      ----------------------------------------


                                  by
                                     -------------------------------------------
                                     Name:
                                     Title:

                                                             SIGNATURE PAGE to
                                                   SECOND AMENDMENT AND WAIVER
                                                    dated as of April 28, 2003
                                       to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                         AMENDED AND RESTATED CREDIT AGREEMENT


                  To approve the Second Amendment and Waiver:


                  Name of Institution:
                                      ----------------------------------------


                                  by
                                     -------------------------------------------
                                     Name:
                                     Title:

                                                             SIGNATURE PAGE to
                                                   SECOND AMENDMENT AND WAIVER
                                                    dated as of April 28, 2003
                                       to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                         AMENDED AND RESTATED CREDIT AGREEMENT


                  To approve the Second Amendment and Waiver:


                  Name of Institution:
                                      ----------------------------------------


                                  by
                                     -------------------------------------------
                                     Name:
                                     Title:

                                                             SIGNATURE PAGE to
                                                   SECOND AMENDMENT AND WAIVER
                                                    dated as of April 28, 2003
                                       to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                         AMENDED AND RESTATED CREDIT AGREEMENT


                  To approve the Second Amendment and Waiver:


                  Name of Institution:
                                      ----------------------------------------


                                  by
                                     -------------------------------------------
                                     Name:
                                     Title:

                                                             SIGNATURE PAGE to
                                                   SECOND AMENDMENT AND WAIVER
                                                    dated as of April 28, 2003
                                       to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                         AMENDED AND RESTATED CREDIT AGREEMENT


                  To approve the Second Amendment and Waiver:


                  Name of Institution:
                                      ----------------------------------------


                                  by
                                     -------------------------------------------
                                     Name:
                                     Title:

                                                             SIGNATURE PAGE to
                                                   SECOND AMENDMENT AND WAIVER
                                                    dated as of April 28, 2003
                                       to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                         AMENDED AND RESTATED CREDIT AGREEMENT


                  To approve the Second Amendment and Waiver:


                  Name of Institution:
                                      ----------------------------------------


                                  by
                                     -------------------------------------------
                                     Name:
                                     Title: